UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	Aberdeen Asset Management Inc.
1735 Market Street
32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street
32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5233

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

Item 1 – Reports to Stockholders.

10

Aberdeen Global Income Fund, Inc.

Annual Report

October 31, 2010

Invests primarily in global fixed-income securities

Our fund managers' most useful tool
No. 3: A scooter

Aberdeen

In Asian and emerging markets, we make sure we get there in person.

Aberdeen's Closed-End Funds

Before we make any investment, we always meet with the management of prospective companies for our portfolios. Most companies we see do not pass our rigorous due diligence process, on grounds of quality or price.

Today, Aberdeen manages eight closed-end funds listed on the New York Stock Exchange. These funds' investment strategies range from regional to country-specific investments.

If you would like to know more about our closed-end funds, visit Aberdeen's Closed-End Fund Investor Center at:

www.aberdeen-asset.us/cef

Or, receive updates on our funds directly to your computer by registering for our e-mail services through our website or by e-mailing InvestorRelations@aberdeen-asset.com

Our closed-end funds listed in the U.S. include:

- Aberdeen Asia-Pacific Income Fund, Inc. (FAX)
- Aberdeen Australia Equity Fund, Inc. (IAF)
- Aberdeen Chile Fund, Inc. (CH)
- Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (ETF)
- Aberdeen Global Income Fund, Inc. (FCO)
- Aberdeen Indonesia Fund, Inc. (IF)
- Aberdeen Israel Fund, Inc. (ISL)
- Aberdeen Latin America Equity Fund, Inc. (LAQ)

Aberdeen

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund's portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Letter to Shareholders (unaudited)

December 10, 2010

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”) for the year ended October 31, 2010. The Fund’s principal investment objective is to provide high current income by investing primarily in debt securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 18.7% for the year ended October 31, 2010 and 8.4% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price increased by 7.1% over the year, from $11.70 on October 31, 2009 to $12.53 on October 31, 2010. The Fund’s share price on October 31, 2010 represented a discount of 3.0% to the NAV per share of $12.92 on that date, compared with a premium of 0.3% to the NAV per share of $11.67 on October 31, 2009. At the date of this letter, the share price was $12.82, representing a premium of 2.0% to the NAV per share of $12.57.

Credit Quality

As of October 31, 2010, 69.4% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better by S&P or Moody’s, or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the twelve months ended October 31, 2010 totaled $0.84 per share. Based on the share price of $12.53 on October 31, 2010, the distribution rate over the twelve months then ended was 6.7%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On December 8, 2010, the Board of Directors (“Board”) authorized a monthly distribution of 7.0 cents per share, payable on January 14, 2011 to common shareholders of record as of December 30, 2010.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital. It is the Board’s intention that a monthly distribution of at least 7.0 cents per share be maintained for twelve months, beginning with the July 16, 2010 distribution payment. This policy is subject to regular review at the

Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in June 2011.

Share Repurchase Policy

The Board’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the year ended October 31, 2010 and the fiscal year ended October 31, 2009, the Fund repurchased 0 and 31,000 shares, respectively, through this program.

Revolving Credit Facility and Leverage

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for another 364 day term on March 4, 2010, and included an increase of the facility from US$30,000,000 to US$40,000,000. The outstanding balance on the loan as of October 31, 2010 was US$40,000,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage rations for the amount of its outstanding borrowings. The Board continually evaluates the use of leverage for the Fund. In December 2008, the Fund’s Board authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and stockholders to do so.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies related to portfolio securities during the twelve months ended June 30, 2010, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233; and (ii) on the SEC’s website at http://www.sec.gov.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Dividend Reinvestment and Direct Stock Purchase Plan

As part of a broad effort to enhance available services to Shareholders, we are pleased to announce the availability of a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”) that is sponsored and administered by Computershare Trust Company, N.A., the Fund's transfer agent. For both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

The new Plan has similar features to the previous Dividend Reinvestment Plan that was administered by The Bank of New York Mellon, the Fund's former transfer agent, but it also offers some enhancements that enable investors to purchase initial shares through the Plan as a new investor, authorize recurring monthly purchases through the automatic investment feature and purchase shares over the Internet at www.computershare.com/aberdeen or by check.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please contact Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.Proxy Voting

Investor Relations Information

For information about the Fund, daily updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-866-839-5233 in the United States,
•	Emailing InvestorRelations@aberdeen-asset.us, or
•	Visiting the website at www.aberdeenfco.us.

For more information about Aberdeen Closed-End Funds, please visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Christian Pittard

President

All amounts are U.S. dollars unless otherwise stated.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2010 were comprised of 100% net investment income.

In January 2011, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2010 calendar year.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited)

Share Price Performance

On October 31, 2010, the Fund’s share price was $12.53, which represented a discount of 3.0% to the NAV per share of $12.92. As of December 10, 2010, the share price was $12.82, representing a premium of 2.0% to the NAV per share of $12.57.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its common stockholders. The amounts borrowed from the line of credit may be invested at higher rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Aberdeen Asset Management Limited (the “Investment Adviser”) or Aberdeen Asset Management Investment Services Limited (the “Sub-Adviser”) from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain an NAV of no less than $90 million.

Prices and availability of leverage are extremely volatile in the current market environment. The Fund’s Board continues to evaluate the use of leverage for the Fund and will explore other forms of leverage. In December 2008, the Fund’s Board authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and stockholders to do so. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund entered into interest rate swaps to efficiently gain or hedge interest rate or currency risk. As of October 31, 2010, the Fund held interest rate swap agreements with an aggregate notional amount of US$21 million which represented approximately 53% of the total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2010	Amount (in $ million)	Fixed Rate Payable (%)
44 months	7.0	3.0125
18 months	7.0	1.8170
6 months	7.0	1.4700

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Economic Review

Despite the continued recovery in risk assets, returns on the developed bond markets were generally positive in the first quarter of 2010 following a poor fourth quarter 2009 for global bonds, where the 10 year yields for U.S. Treasuries were up around 50 basis points. There were no moves in official rates in the major economies. The only exception was Australia, where rates were increased three times to end the period at 4.5%.

As we moved into the third quarter of 2010 bond markets rallied, with yields reaching record lows in most major markets in August, as the recovery in the U.S. was called into question by disappointing economic data. The focus has now shifted away from monetary tightening with the U.S. Federal Reserve implementing additional quantitative easing in the form of additional purchases of U.S. treasuries.

Emerging market debt continued to post healthy gains on back of improving fundamentals and declining U.S. Treasury Bond yields,

further boosted by the prospects of another round of quantitative easing by the U.S. Federal Reserve.

For much of the period, the main focus remained on sovereign risk and Greece in particular. Amidst unprecedented volatility in peripheral Euro zone government bond markets, the EU approved a €110bn bailout package for Greece, co-financed with the International Monetary Fund (“IMF”). The European Central Bank (“ECB”) also announced that it would accept Greek government bonds as collateral for its refinancing operations regardless of credit rating. In addition, given rising fears that a liquidity crisis would turn into a major solvency problem, the EU announced a €750bn package to support the liquidity and solvency of any European Monetary Union (“EMU”) member having difficulty accessing the capital markets. On top of these measures, the ECB announced that EMU central banks would be given the authority to purchase EMU sovereign debt as a market support operation.

Portfolio Composition (unaudited)

Quality of Investments

As of October 31, 2010, 69.4% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated at least “A” by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2010, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	CCC* %
October 31, 2010	46.2	12.4	10.8	13.0	11.3	6.3	0.0
April 30, 2010	44.6	9.4	12.0	14.6	12.9	6.5	0.0
October 31, 2009	42.5	13.3	13.5	11.3	15.0	4.2	0.2

*	Below investment grade

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographic composition (i.e., with U.S. dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2010, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2010	75.5	10.2	14.3
April 30, 2010	71.0	11.8	17.2
October 31, 2009	70.1	11.4	18.5

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2010, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2010	92.7	2.5	4.8
April 30, 2010	93.1	3.3	3.6
October 31, 2009	94.4	2.5	3.1

Maturity Composition

As of October 31, 2010, the average maturity of the Fund’s total investments was 9.6 years, compared with 9.6 years on October 31, 2009. The table below shows the maturity composition of the Fund’s investments as of October 31, 2010, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2010	26.6	16.4	27.4	29.6
April 30, 2010	30.1	15.8	31.3	22.8
October 31, 2009	30.2	17.1	29.9	22.8

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from the previous six and twelve month periods.

	October 31, 2010	April 30, 2010	October 31, 2009
Australia
90 day bank bills	4.87%	4.63%	3.94%
10 year bonds	5.20%	5.71%	5.54%
Australian Dollar	$0.98	$0.93	$0.90
Canada
90 day bank bills	0.93%	0.39%	0.25%
10 year bonds	2.81%	3.65%	3.42%
Canadian Dollar	$0.98	$0.99	$0.93
Malaysia
90 day T-bills	2.89%	2.58%	2.04%
10 year bonds	3.82%	4.06%	4.28%
Malaysian Ringgit*	~~R~~3.11	~~R~~3.18	~~R~~3.41
New Zealand
90 day bank bills	3.21%	2.75%	2.81%
10 year bonds	5.24%	5.91%	5.73%
New Zealand Dollar	$0.76	$0.73	$0.72
Philippines
90 day T-bills	3.83%	4.14%	4.07%
10 year bonds	5.96%	8.11%	7.95%
Philippines Peso*	~~P~~43.02	~~P~~44.46	~~P~~47.62
Singapore
90 day T-bills	0.29%	0.33%	0.43%
10 year bonds	1.98%	2.67%	2.55%
Singapore Dollar*	~~S~~$1.29	~~S~~$1.37	~~S~~$1.40
South Korea
90 day T-bills	2.38%	2.15%	2.20%
10 year bonds	4.36%	4.82%	5.43%
South Korean Won*	~~W~~1125.25	~~W~~1,108.35	~~W~~1,182.25
Thailand
90 day deposits	1.00%	0.75%	0.75%
10 year bonds	3.20%	3.53%	4.34%
Thai Baht*	~~B~~29.98	~~B~~32.36	~~B~~33.43
United Kingdom
90 day bank bills	0.74%	0.68%	0.59%
10 year bonds	3.08%	3.85%	3.62%
British Pound	£1.60	£1.53	£1.65
U.S.$ Bonds**
Hong Kong	1.73%	0.93%	1.42%
Malaysia	0.93%	1.30%	1.74%
Philippines	3.72%	5.11%	5.69%
South Korea	2.77%	3.88%	4.41%

*	These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and British pound are quoted U.S. dollars per currency.
**	Sovereign issues.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments

As of October 31, 2010

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS—(125.7%)
	ARGENTINA—(1.9%)
ARS	1,974	Republic of Argentina, 2.00%, 2/04/18 (a)	$1,058,942
USD	450	Republic of Argentina, 7.00%, 3/28/11	458,325
USD	770	Republic of Argentina, 7.00%, 4/17/17	687,995
			2,205,262
	AUSTRALIA—(27.9%)
AUD	500	Australia & New Zealand Banking Group Ltd., 8.50%, 4/22/13	518,123
AUD	3,100	Australia Government Bond, 4.75%, 11/15/12	3,030,392
AUD	4,660	Australia Government Bond, 5.75%, 7/15/22	4,745,876
AUD	500	AXA SA, 7.50%, 10/26/16 (a)(b)	395,870
AUD	1,200	Caisse d'Amortissement de la Dette Sociale, 7.50%, 2/28/13	1,224,030
AUD	500	CFS Retail Property Trust, 6.25%, 12/22/14	474,646
AUD	500	Cie de Financement Foncier, 6.25%, 1/30/17	468,622
AUD	500	Commonwealth Bank of Australia, 5.75%, 12/17/13	492,033
AUD	1,000	Commonwealth Bank of Australia, 8.50%, 6/24/11	999,993
AUD	200	Eurofima, 6.00%, 1/28/14	198,158
AUD	500	HBOS PLC, 6.75%, 5/01/12 (a)(b)	420,482
AUD	1,500	HSBC Bank Australia Ltd., 4.9333%, 5/20/11 (a)(b)	1,451,024
AUD	1,000	ING Bank Australia Ltd., 7.00%, 4/24/12	989,326
AUD	500	Kommunalbanken AS, 6.375%, 3/30/12	495,824
AUD	1,700	Kreditanstalt fuer Wiederaufbau, 7.50%, 8/26/11	1,698,889
AUD	500	Macquarie Bank Ltd., 6.50%, 5/31/12 (a)(b)	466,785
AUD	200	Merrill Lynch & Co., 6.75%, 3/12/14	191,723
AUD	500	Monumental Global Funding Ltd., 6.50%, 11/08/11	489,310
AUD	500	National Capital Trust III, 5.9617%, 9/30/16 (a)(b)	415,868
AUD	1,000	New South Wales Treasury Corp., 7.00%, 12/01/10	981,420
AUD	2,280	Queensland Treasury Corp., 5.75%, 11/21/14	2,254,971
AUD	1,490	Queensland Treasury Corp., 6.00%, 10/14/15	1,502,571
AUD	500	Royal Bank of Scotland NV, 6.50%, 5/17/18 (a)(b)	405,813
AUD	500	Royal Womens Hospital Finance Pty Ltd., 6.20%, 3/26/17 (a)	454,163
AUD	1,500	St. George Bank Ltd., 10.00%, 5/09/13 (a)(b)	1,578,099
AUD	500	Stockland Trust Management Ltd., 8.50%, 2/18/15	514,464
AUD	1,000	Sydney Airport Finance Co. Pty Ltd., 6.25%, 11/21/11	977,023
AUD	500	The Goldman Sachs Group, 6.35%, 4/12/16	464,601
AUD	2,050	Treasury Corp. of Victoria, 5.75%, 11/15/16	2,029,945
AUD	50	Treasury Corp. of Victoria, 6.00%, 6/15/20	49,923
AUD	500	Volkswagen Financial Services Australia Pty Ltd., 7.00%, 6/24/11	492,268
AUD	500	Wesfarmers Ltd., 8.25%, 9/11/14	512,834
AUD	500	Westpac Banking Corp., 7.25%, 11/18/16	501,266
AUD	700	Westpac Banking Corp., 8.25%, 4/18/11	695,346
			32,581,681
	BELARUS—(0.6%)
USD	660	Republic of Belarus, 8.75%, 8/03/15	676,566
	BRAZIL—(3.3%)
BRL	1,710	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/17	954,449
BRL	1,950	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/21	1,048,359
USD	92	DASA Finance Corp., 8.75%, 5/29/13 (b)	103,500
USD	350	Gerdau Trade, Inc., 5.75%, 1/30/21	362,687
USD	490	Globo Comunicacao e Participacoes SA, 6.25%, 7/20/15 (a)(b)	503,495

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2010

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	BRAZIL (continued)
USD	220	Odebrecht Finance Ltd., 7.50%, 9/14/15 (b)	$222,750
USD	120	Petrobras International Finance Co., 7.875%, 3/15/19	151,666
USD	440	Rearden G Holdings EINS GmbH, 7.875%, 3/30/15 (b)	476,850
			3,823,756
	CANADA—(15.6%)
CAD	2,000	Canadian Government Bond, 8.00%, 6/01/23	2,960,898
CAD	2,000	Canadian Government Bond, 9.00%, 6/01/25	3,274,753
CAD	3,000	Canadian Government Bond, 10.25%, 3/15/14	3,764,369
CAD	2,000	Hydro Quebec, 9.625%, 7/15/22	3,023,257
CAD	500	Ontario Electricity Financial Corp., 8.50%, 5/26/25	730,988
CAD	2,000	Province of British Columbia, 9.50%, 1/09/12	2,147,446
CAD	2,000	Province of New Brunswick, 7.75%, 1/13/14	2,300,312
			18,202,023
	CHINA—(0.6%)
USD	320	CFG Investment SAC, Series REGS, 9.25%, 12/19/10 (b)	334,000
USD	310	Parkson Retail Group Ltd., 7.875%, 11/14/11	321,510
			655,510
	COLOMBIA—(1.5%)
USD	737	Colombia Government International Bond, 6.125%, 1/18/41	845,965
USD	400	Colombia Government International Bond, 7.375%, 3/18/19	511,000
USD	250	Colombia Government International Bond, 7.375%, 9/18/37	333,750
			1,690,715
	DOMINICAN REPUBLIC—(1.1%)
USD	710	Dominican Republic International Bond, 7.50%, 5/06/21	812,950
USD	400	Dominican Republic International Bond, 8.625%, 4/20/27	480,500
			1,293,450
	EGYPT—(0.0%)
EGP	200	Egypt Treasury Bill, Zero Coupon, 1/11/11	34,012
	EL SALVADOR—(1.4%)
USD	700	El Salvador Government International Bond, 7.65%, 6/15/35	795,375
USD	320	El Salvador Government International Bond, 8.25%, 4/10/32	379,600
USD	450	Telemovil Finance Co. Ltd., 8.00%, 10/01/14 (b)	464,625
			1,639,600
	HUNGARY—(0.8%)
HUF	50,420	Hungary Government Bond, 5.50%, 2/12/16	242,815
HUF	144,110	Hungary Government Bond, 6.00%, 10/24/12	737,382
			980,197
	INDONESIA—(2.9%)
USD	360	Berau Capital Resources Pte. Ltd., 12.50%, 7/08/13 (b)	413,047
IDR	1,150,000	Indonesia Recapitalization Bond, 13.40%, 2/15/11	131,675
IDR	2,900,000	Indonesia Recapitalization Bond, 13.45%, 8/15/11	344,767
IDR	600,000	Indonesia Treasury Bond, 9.50%, 7/15/31	75,490

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2010

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	INDONESIA (continued)
IDR	2,900,000	Indonesia Treasury Bond, 10.50%, 8/15/30	$391,894
IDR	10,250,000	Indonesia Treasury Bond, 10.75%, 5/15/16	1,359,925
USD	200	Indosat Palapa Co. BV, Series REGS, 7.375%, 7/29/15 (b)	226,250
USD	330	Majapahit Holding BV, 7.75%, 10/17/16	390,939
			3,333,987
	KAZAKSTAN—(1.0%)
USD	200	Kazakhstan Temir Zholy Finance BV, 6.375%, 10/06/20	209,000
USD	480	Kazakhstan Temir Zholy Finance BV, 6.50%, 5/11/11	489,000
USD	470	KazMunaiGaz Finance Sub BV, 7.00%, 5/05/20	499,610
			1,197,610
	LITHUANIA—(1.0%)
USD	880	Lithuania Government International Bond, 6.75%, 1/15/15	976,800
USD	150	Lithuania Government International Bond, 7.375%, 2/11/20	174,750
			1,151,550
	MALAYSIA—(0.5%)
USD	460	Petronas Capital Ltd., 7.875%, 5/22/22	615,099
	MEXICO—(5.1%)
USD	435	Corporacion GEO SAB de CV, 8.875%, 9/25/14	491,006
USD	220	Corporacion GEO SAB de CV, 9.25%, 6/30/15 (b)	253,825
USD	170	Corporativo Javer SA de CV, 13.00%, 8/04/14	192,950
USD	300	Grupo Posadas SAB de CV, 9.25%, 1/15/15	291,660
MXN	6,900	Mexican Fixed Rate Bonds, 7.25%, 12/15/16	605,901
MXN	7,900	Mexican Fixed Rate Bonds, 8.00%, 6/11/20	731,524
MXN	5,300	Mexico Cetes, Zero Coupon, 12/09/10	428,790
USD	1,700	Mexico Government International Bond, 6.05%, 1/11/40	1,955,000
USD	230	Pemex Project Funding Master Trust, 5.75%, 3/01/18	258,220
USD	240	Pemex Project Funding Master Trust, 6.625%, 6/15/38	267,543
USD	400	Petroleos Mexicanos, 5.50%, 1/21/21	434,880
			5,911,299
	NETHERLANDS—(0.4%)
USD	450	GTB Finance BV, 8.50%, 1/29/12	459,000
	NEW ZEALAND—(24.1%)
NZD	3,000	ANZ National Bank Ltd., 7.60%, 3/02/12 (a)(b)	2,336,931
NZD	1,000	Auckland Healthcare Services Ltd., 7.75%, 9/15/15	834,926
NZD	3,000	Bank of America Corp., 7.53%, 3/08/12	2,326,601
NZD	1,000	Council of Europe Development Bank, 7.75%, 11/15/11	793,052
NZD	2,000	Deutsche Bank AG, 4.0957%, 12/16/10 (a)(b)	1,420,861
NZD	1,000	General Electric Capital Corp., 6.50%, 9/28/15	782,994
NZD	1,000	General Electric Capital Corp., 6.75%, 9/26/16	782,099
NZD	700	Inter-American Development Bank, 6.00%, 12/15/17	558,634
NZD	750	International Bank for Reconstruction & Development, 7.50%, 7/30/14	629,376
NZD	1,000	Landwirtschaftliche Rentenbank, 7.75%, 4/15/13	818,364
NZD	7,750	New Zealand Government Bond, 6.00%, 12/15/17	6,258,453
NZD	2,910	New Zealand Government Bond, 6.50%, 4/15/13	2,343,448

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2010

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	NEW ZEALAND (continued)
NZD	1,000	Powerco Ltd., 6.39%, 3/29/13	$764,123
NZD	1,000	Province of Manitoba, 6.375%, 9/01/15	801,033
NZD	1,500	Province of Ontario, 6.25%, 6/16/15	1,198,220
NZD	3,000	Rabobank Nederland NV, 6.25%, 11/22/11	2,336,881
NZD	1,000	Telstra Corp. Ltd., 7.15%, 11/24/14	795,903
NZD	3,000	Total Capital SA, 6.50%, 7/20/12	2,367,873
			28,149,772
	PERU—(1.0%)
USD	500	BBVA Banco Continental via Continental Trustees Cayman Ltd., 7.375%, 10/07/20 (a)(b)	524,815
PEN	1,560	Peru Government Bond, 8.20%, 8/12/26	670,006
			1,194,821
	PHILIPPINES—(1.7%)
USD	850	Philippine Government International Bond, 6.375%, 10/23/34	983,875
USD	350	Philippine Government International Bond, 7.75%, 1/14/31	462,000
USD	40	Philippine Government International Bond, 8.375%, 6/17/19	53,350
USD	443	SM Investments Corp., 5.50%, 10/13/17	443,168
			1,942,393
	POLAND—(0.7%)
PL	N2,250	Poland Government Bond, 5.75%, 9/23/22	791,351
	QATAR—(1.2%)
USD	270	Qatar Government International Bond, 5.25%, 1/20/20	297,675
USD	580	Qatar Government International Bond, 6.40%, 1/20/40	669,900
USD	450	Qatari Diar Finance QSC, 5.00%, 7/21/20	470,988
			1,438,563
	RUSSIA—(2.3%)
USD	350	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.875%, 9/25/17	353,535
USD	210	Lukoil International Finance BV, 7.25%, 11/05/19	227,325
USD	582	Russian Foreign Bond-Eurobond, 7.50%, 3/31/30	698,042
USD	107	Russian Railways, 5.739%, 4/03/17	112,885
USD	380	Severstal OAO Via Steel Capital SA, 6.70%, 10/25/17	373,825
USD	440	TNK-BP Finance SA, 7.50%, 7/18/16	487,850
USD	450	Vnesheconombank Via VEB Finance Ltd, 6.902%, 7/09/20	478,800
			2,732,262
	SOUTH AFRICA—(2.1%)
ZA	R3,100	South Africa Government Bond, 8.25%, 9/15/17	457,206
ZAR	6,670	South Africa Government Bond, 10.50%, 12/21/26	1,160,054
USD	460	South Africa Government International Bond, 5.50%, 3/09/20	520,950
USD	320	South Africa Government International Bond, 7.375%, 4/25/12	347,616
			2,485,826
	TURKEY—(3.3%)
TRY	1,985	Turkey Government Bond, 16.00%, 3/07/12	1,531,288
USD	900	Turkey Government International Bond, 5.625%, 3/30/21	1,005,750
USD	230	Turkey Government International Bond, 7.25%, 3/15/15	273,125
USD	640	Turkey Government International Bond, 9.50%, 1/15/14	782,579

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2010

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	TURKEY (continued)
USD	300	Yasar Holdings SA Via Willow No 2, 9.625%, 10/07/13 (b)	$310,185
			3,902,927
	UKRAINE—(0.1%)
USD	160	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 7.65%, 9/07/11	161,600
	UNITED ARAB EMIRATES—(0.9%)
USD	460	Atlantic Finance Ltd., 9.75%, 5/27/14	497,950
USD	500	Dubai Electricity & Water Authority, 7.375%, 10/21/20	491,736
			989,686
	UNITED KINGDOM—(20.0%)
GBP	1,000	Lloyds Banking Group PLC, 9.125%, 10/17/11	1,683,222
GBP	260	Lloyds Banking Group PLC, 12.00%, 1/02/11	421,531
USD	400	Star Energy Geothermal Wayang Windu Ltd., 11.50%, 2/12/13 (b)	457,000
GBP	7,060	United Kingdom Gilt, 4.25%, 12/07/49	11,508,871
GBP	3,000	United Kingdom Gilt, 8.00%, 12/07/15	6,249,697
GBP	1,780	United Kingdom Gilt, 9.00%, 7/12/11	3,018,296
			23,338,617
	URUGUAY—(1.1%)
UYU	17,175	Uruguay Government International Bond, 5.00%, 9/14/18 (c)	992,864
USD	240	Uruguay Government International Bond, 7.625%, 3/21/36	318,000
			1,310,864
	VENEZUELA—(1.6%)
USD	650	Bolivarian Republic of Venezuela, 12.75%, 8/23/22	564,525
USD	1,440	Petroleos de Venezuela SA, 8.50%, 11/02/17	1,015,376
USD	450	Venezuela Government International Bond, 5.75%, 2/26/16	320,625
			1,900,526
		Total Long-Term Investments (cost $127,268,366)	146,790,525
	SHORT-TERM INVESTMENT—(2.3%)
	EGYPT—(1.2%)
EGP	5,400	Egypt Treasury Bill, Zero Coupon, 11/02/10	935,106
EGP	3,000	Egypt Treasury Bill, Zero Coupon, 11/16/10	517,160
			1,452,266
	UNITED STATES—(1.1%)
USD	1,293	Repurchase Agreement, State Street Bank & Trust Co., 0.11% dated 10/29/10, due 11/01/10 in the amount of $1,293,012, (collateralized by $1,215,000 U.S. Treasury Bond, 4.50% due 8/15/39; value of $1,319,733)	1,293,000
		Total Short-Term Investment (cost $2,765,371)	2,745,266
		Total Investments—128.0% (cost $130,033,737)	149,535,791

		Liabilities in Excess of Other Assets—(28.0)%	(32,718,675)
		Net Assets Applicable to Common Shareholders—100.0%	$116,817,116

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2010

ARS—Argentine Peso	EGP—Egyptian Pound	MXN—Mexican Peso	TRY—Turkish Lira
AUD—Australian Dollar	GBP—British Pound Sterling	NZD—New Zealand Dollar	USD—U.S. Dollar
BRL—Brazilian Real	HUF—Hungarian Forint	PEN—Peruvian Nouveau Sol	UYU—Uruguayan Peso
CAD—Canadian Dollar	IDR—Indonesian Rupiah	PLN—Polish Zloty	ZAR—South African Rand

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at October 31, 2010.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Inflation linked security.

At October 31, 2010, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation
Australian Treasury Bond 6%—3 Year	UBS	(59)	12/15/10	$(6,909)
Australian Treasury Bond 6%—10 Year	UBS	128	12/15/10	(140,632)
				$(147,541)

At October 31, 2010, the Fund’s open forward foreign currency contracts were as follows:

Purchase/Sale Settlement Date	Counterparty	Amount Purchase	Amount Sold	Market Value	Unrealized Appreciation/ (Depreciation)
Purchase Contracts
Hungarian Forint / United States Dollar
01/21/11	Citibank	HUF165,765,000	USD829,240	$841,851	$12,611
Total Purchase Contracts				$841,851	$12,611
Sale Contracts
United States Dollar/Brazilian Real
12/03/10	JPMorgan Chase	USD967,867	BRL1,747,000	1,021,399	(53,532)
United States Dollar/British Pound Sterling
01/21/11	Deutsche Bank	USD11,154,478	GBP7,025,000	11,249,083	(94,605)
United States Dollar/Hungarian Forint
01/21/11	JPMorgan Chase	USD892,316	HUF178,269,000	905,353	(13,037)
United States Dollar/New Zealand Dollar
01/21/11	Deutsche Bank	USD3,753,825	NZD5,000,000	3,786,989	(33,164)
United States Dollar/Polish Zloty
01/21/11	Citibank	USD811,717	PLN2,300,000	802,389	9,328
United States Dollar/South Afrian Rand
01/21/11	Citibank	USD469,336	ZAR3,228,000	455,342	13,994
Total Sale Contracts				$18,220,555	$(171,016)

At October 31, 2010, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Depreciation
USD	7,000,000	04/21/11	Deutsche Bank	Receive	3-Month LIBOR Index	1.4700%	$(39,919)
USD	7,000,000	04/21/12	Deutsche Bank	Receive	3-Month LIBOR Index	1.8170%	(146,034)
USD	7,000,000	06/30/14	Deutsche Bank	Receive	3-Month LIBOR Index	3.0125%	(592,828)
							$(778,781)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2010

Assets
Investments, at value (cost $130,033,737)	$149,535,791
Foreign currency, at value (cost $3,588,543)	3,594,654
Cash	2,423,345
Cash at broker for financial futures	1,134,129
Cash at broker for interest rate swap agreements	790,000
Interest receivable	2,687,842
Receivable for investments sold	1,845,433
Unrealized appreciation on forward foreign currency exchange contracts	35,933
Prepaid expenses and other assets	29,726
Total assets	162,076,853

Liabilities
Bank loan payable (Note 6)	40,000,000
Payable for investments purchased	3,137,402
Unrealized depreciation on interest rate swaps	778,781
Dividends payable to common shareholders	633,109
Unrealized depreciation on forward foreign currency exchange contracts	194,338
Variation margin payable for futures contracts	147,541
Investment management fee payable	103,308
Interest payable on bank loan	43,247
Administration fee payable	19,867
Accrued expenses and other liabilities	202,144
Total liabilities	45,259,737
Net Assets	$116,817,116
Composition of Net Assets
Common stock (par value $.001 per share)	$9,044
Paid-in capital in excess of par	104,489,184
Accumulated net investment loss	(687,679)
Accumulated net realized loss on investment transactions	(10,901,672)
Net unrealized appreciation on investments, futures and swaps	6,715,906
Accumulated net realized foreign exchange gains	5,405,817
Net unrealized foreign exchange and forward foreign currency contract gain	11,786,516
Net Assets	$116,817,116
Net asset value per common share based on 9,044,194 shares issued and outstanding	$12.92

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2010

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $93,930)	$9,179,536
Other income	14,302
9,193,838

Expenses
Investment management fee	933,949
Directors’ fees and expenses	201,962
Administration fee	188,200
Investor relations fees and expenses	120,209
Legal fees and expenses	105,130
Custodian’s fees and expenses	93,168
Reports to shareholders and proxy solicitation	82,031
Independent auditors’ fees and expenses	79,180
Insurance expense	78,280
Bank loan fees and expenses	55,052
Transfer agent’s fees and expenses	28,582
Miscellaneous	70,736
Total operating expenses, excluding interest expense	2,036,479
Interest expense (Note 6)	649,590
Total operating expenses	2,686,069
Net Investment Income	6,507,769

Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures, and Foreign Currencies

Net realized gain/(loss) on:
Investment transactions	3,960,122
Interest rate swaps	(295,082)
Futures contracts	408,786
Forward and spot foreign currency exchange contracts	225,351
Foreign currency transactions (including $14,579 capital gains tax)	2,657,364
6,956,541

Net change in unrealized appreciation/(depreciation) on:
Investments	2,726,187
Interest rate swaps	(452,566)
Futures contracts	2,864
Forward and spot foreign currency exchange contracts	(400,069)
Foreign currency translation	3,520,959
5,397,375
Net gain on investments, swaps, futures and foreign currencies	12,353,916
Net Increase in Net Assets Resulting from Operations	$18,861,685

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

Increase/(Decrease) in Net Assets

Operations
Net investment income	$6,507,769	$5,544,890
Net realized gain/(loss) on investments, swaps and futures	4,073,826	(4,280,952)
Net realized gain/(loss) foreign currency transactions	2,882,715	(5,324,933)
Net change in unrealized appreciation on investments, swaps and futures	2,276,485	13,330,944
Net change in unrealized appreciation/(depreciation) on foreign currency translation	3,120,890	23,445,882
Net Increase in Net Assets Resulting From Operations	18,861,685	32,715,831

Distributions to shareholders from:
Net investment income	(7,585,837)	(8,284,246)
Tax return of capital	—	(6,016,114)
Net decrease in net assets from distributions	(7,585,837)	(14,300,360)

Common Stock Transactions:
Reinvestment of dividends resulting in the issuance of 39,074 and 13,812 shares of common stock, respectively	466,553	154,290
Repurchase of common stock resulting in the reduction of 0 and 31,000 shares of common stock, respectively	—	(237,772)
Total increase in net assets from common stock transactions	466,553	(83,482)
Total increase in net assets resulting from operations	11,742,401	18,331,989

Net Assets:
Beginning of Year	105,074,715	86,742,726
End of year (accumulated net investment loss of ($687,679) and ($3,041,714), respectively)	$116,817,116	$105,074,715

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows

For the Year Ended October 31, 2010

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities
Interest received (excluding discount of $10,813)	$8,873,624
Operating expenses paid	(2,702,392)
Sales of short-term portfolio investments, net	2,413,992
Purchases of long-term portfolio investments	(78,401,200)
Proceeds from sales of long-term portfolio investments	70,105,700
Proceeds on forward foreign currency exchange transactions, net	179,100
Realized loss on interest rate swap transactions	(299,996)
Realized gain on futures transactions	(102,231)
Payments made to broker for interest rate swap agreements	(510,000)
Decrease in prepaid assets	146,499
Net cash used by operating activities	(296,904)
Cash flows used for financing activities
Increase in Bank Loan	10,000,000
Dividends paid to common shareholders	(7,116,533)
Net cash provided from financing activities	2,883,467
Effect of exchange rate on cash	1,314,469
Net increase in cash	3,901,032
Cash at beginning of year	2,116,967
Cash at end of year	$6,017,999

Reconciliation of Net Decrease in Net Assets from Operations to Net Cash (Including Foreign Currency) used by Operating Activities
Net increase in net assets resulting from operations	$18,861,685
Increase in investments	(7,186,588)
Net realized gains on investments	(3,960,122)
Net realized losses on swap transactions	295,082
Net realized gains on futures transactions	(408,786)
Net realized foreign exchange gains	(2,688,845)
Net change in unrealized (appreciation)/depreciation on investments, futures and swaps	(2,276,485)
Net change in unrealized foreign exchange (gains)/losses	(3,120,890)
Increase in interest receivable	(331,027)
Increase in receivable for investments sold	(81,304)
Decrease in payable for investments purchased	1,295,985
Increase in payable for interest on Bank Loan	(7,280)
Proceeds on forward foreign currency exchange transactions, net	(208,640)
Payments made to broker for futures contracts	(102,231)
Payments made to broker for swap agreements	(510,000)
Increase in payable for interest rate swap interest	(4,914)
Decrease in prepaid assets, accrued expenses and other liabilities	137,456
Total adjustments	(19,158,589)
Net cash provided from operating activities	$(296,904)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

	For the Year Ended October 31,	For the Six Months Ended April 30, 2010(h) (unaudited)		For the Year Ended October 31,
	2010			2009	2008	2007	2006
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$11.67	$11.67		$9.61	$14.19	$13.46	$13.87
Net investment income	0.72	0.38		0.62	0.81	0.81	0.69
Net realized and unrealized gains/(losses) on investments, swaps, futures and foreign currency transactions	1.37	0.46		3.02	(4.35)	0.88	0.14
Dividends to preferred shareholders from net investment income	–	–		–	(0.07)	(0.18)	(0.16)
Total from investment operations applicable to common shareholders	2.09	0.84		3.64	(3.61)	1.51	0.67
Distributions to common shareholders from:
Net investment income	(0.84)	(0.42)		(0.92)	(1.02)	(0.78)	(0.98)
Tax return of capital	–	–		(0.67)	–	–	(0.10)
Total distributions	(0.84)	(0.42)		(1.59)	(1.02)	(0.78)	(1.08)
Effect of Fund shares repurchased	–	(0.03)		0.01	0.05	–	–
Net asset value per common share, end of period	$12.92	$12.06		$11.67	$9.61	$14.19	$13.46
Market value, end of period	$12.53	$12.43		$11.70	$8.20	$12.97	$13.00

Total Investment Return Based on(b):
Market value	14.84%	10.06%		68.04%	(30.80% )	5.90%	8.23%
Net asset value	18.72%	7.05%		43.04%	(25.87% )	11.90%	5.43%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of period (000 omitted)	$116,817	$108,847		$105,075	$86,743	$132,036	$125,229
Average net assets applicable to common shareholders (000 omitted)	$108,068	106,521		$92,052	$120,990	$126,436	$125,426
Operating expenses	2.49%	2.55%	(g)	3.30%	2.47% (d)	1.93% (d)	2.02% (d)
Operating expenses without reimbursement	2.49%	2.55%	(g)	3.33% (f)	2.47% (d)	1.93% (d)	2.02% (d)
Operating expenses, excluding interest expenses	1.88%	1.93%	(g)	2.52%	1.91%	1.93%	2.02%
Net investment income	6.02%	6.44%	(g)	6.02%	5.63%	4.63%	3.97%
Portfolio turnover	44%	20%		63%	42%	71%	30%
Senior securities (loan facility) outstanding (000 omitted)	$40,000	$40,000		$30,000	$30,000	–	–
Senior securities (preferred stock) outstanding (000 omitted)	–	–		–	–	$30,000	$30,000
Asset coverage ratio on revolving credit facility at period end(e)	392%	372%		450%	389%	–	–
Asset coverage per $1,000 on revolving credit facility at period end	$3,920	$3,721		$4,502	$3,891	–	–
Asset coverage ratio on preferred stock at period end(e)	–	–		–	–	540%	517%
Asset coverage per share on preferred stock at period end	–	–		–	–	$135,030	$129,357

Aberdeen Global Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios of net investment income before preferred stock dividends to average net assets of common shareholders are 6.02%, 6.44%, 6.02%, 6.13%, 5.93% and 5.13%, respectively.
(d)	Includes expenses of both preferred and common stock.
(e)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowing, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings.
(f)	In 2009, the Fund filed a non-routine proxy to consider approval of a new sub-advisory agreement among the Fund, Investment Manager, and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.
(g)	Annualized.
(h)	The net investment income per share and ratio to net average net assets and the net realized and unrealized gains/(losses) on investments, swaps, futures and foreign currency transactions per share for the six months ended April 30, 2010 have been restated from amounts previously reported ($0.63, 10.72% and $0.21, respectively) as no adjustment was reflected to account for bond premium amortization. To properly reflect the accounting for bond premium amortization in accordance with GAAP, the figures have now been restated. These adjustments had no impact on NAV, total return or the other per share information or ratios.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund’s principal investment objective is to provide high current income by investing primarily in debt securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, Luxembourg and Hong Kong Special Administrative Region. New Zealand is not in the Citigroup World Government Bond Index because New Zealand’s debt market does not meet the minimum size requirements of the Index. The Investment Manager requested the Board to consider New Zealand as a Developed Market due to New Zealand’s debt structure and stability. Based on the information presented at the Board meeting held on December 9, 2010, the Board approved the classification of New Zealand as a developed market for investment purposes. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s or BBB- by Standard & Poor’s (“S&P”). “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in a portfolio of debt securities from issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund will invest at least 40% of its total assets in debt securities of issuers in Developed Markets. The Fund may only invest up to 40% of its total assets in debt securities of issuers in Sub-Investment Grade Developing Markets whether or not denominated in the currency of such country. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

In order to comply with a rule adopted by the Securities and Exchange Commission under the 1940 Act regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a nonfundamental policy of the Fund and may be changed by the Board of Directors upon 60 days’ prior written notice to shareholders.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The United States dollar is used as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for U.S. federal tax purposes.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Fund’s Board of Directors. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Directors.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Directors. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Directors. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

For the year ended October 31, 2010, there have been no significant changes to the valuation procedures approved by the Board of Directors.

The Fund is required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in a current transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2010:

Assets	Level 1*	Level 2*	Level 3
Fixed Income Investments
Long-Term Fixed Income Investments	$–	$146,790,525	$–
Short-Term Investments	–	2,745,266	–
Total Investments	$–	$149,535,791	$–
Other Financial Instruments
Interest Rate Swap Agreements	$–	$–	$–
Futures Contracts	–	–	–
Forward Foreign Currency Exchange Contracts	–	35,933	–
Total Other Financial Instruments	–	35,933	–
Total Assets	$–	$149,571,724	$–
Liabilities
Other Financial Instruments
Interest Rate Swap Agreements	$–	$(778,781)	$–
Futures Contracts	(147,541)	–	–
Forward Foreign Currency Exchange Contracts	–	(194,338)	–
Total Liabilities – Other Financial Instruments	$(147,541)	$(973,119)	$–

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

For further information, please refer to the Portfolio of Investments that begins on page 7.

*	For the period ended October 31, 2010, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

For the year ended October 31, 2010, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $1,293,000 as of October 31, 2010.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represent foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Generally, when the U.S. dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Swaps:

The Fund engaged in certain swap transactions in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return or as a tool to hedge the leverage. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty.

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement. Swap Contracts were used during the year to manage the interest rate risks, raise efficiency of the portfolio and to diversify the hedging of leverage.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. The Fund entered into forward contracts in connection with security transactions or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. A forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the period the forward contracts were primarily used to both neutralize the currency exposure of the Fund relative to their benchmark and to overlay active currency decisions.

Futures Contracts:

The Fund invested in financial futures contracts (“futures contracts”) for the purpose of hedging duration of their existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract expires or is closed the gain (loss) is realized and is presented in the Statement of Operations as a net realized gain (loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. Futures Contracts were used during the year to hedge the duration of the Fund against it’s benchmark and to manage the overall duration of the fund.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

Summary of Derivative Instruments:

The Fund has adopted Accounting Standards Codification 815, “Derivatives and Hedging.” The Fund may use derivatives for various purposes. The following is a summary of the fair value of Derivative instruments, not accounted for as hedging instruments, as of October 31, 2010.

	Asset Derivatives		Liability Derivatives
	2010		2010
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments and risk exposure

Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$–	Unrealized depreciation on interest rate swaps	$778,781

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	35,933	Unrealized depreciation on forward foreign currency exchange contracts	194,338

Futures contracts (market risk)*	Unrealized appreciation on futures contracts	–	Unrealized depreciation on futures contracts	147,541
Total		$35,933		$1,120,660

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations

Year Ended October 31, 2010

Amount of Realized Gain or (Loss) on

Derivatives Recognized in Operations

Derivatives not accounted for as Hedging instruments under Statement 133 (a)	Location of Gain or (Loss) On Derivatives Recognized in Income	Realized Gain or (Loss) on Derivatives Recognized In Income	Change in Unrealized Gain or (Loss) on Derivatives Recognized In Income
	Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures and Foreign Currencies

Interest rate swaps (interest rate risk)		$(295,082)	$(452,566)

Forward foreign exchange contracts (foreign exchange risk)		193,870	(400,069)

Futures contracts (market risk)		408,786	2,864
Total		$307,574	$(849,771)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended October 31, 2010.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

(f) Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments foreign currencies, loss deferrals and recognition of market discount and premium.

(g) Recent Accounting Pronouncements:

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures – Overall.” The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. The Fund has adopted a policy of recognizing significant transfers between Level 1 and Level 2 at the reporting period end as well as further disclosures on inputs and valuation techniques used in measuring fair value for Level 2 and Level 3 securities. A significant transfer is a transfer, in aggregate, whose value is greater than 5% of the net assets of the Fund on the recognition date. The Fund has concluded there were no significant transfers in or out of Level 1 and Level 2.

(h) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the functional currencies. Accordingly, only realized currency gains/(losses) resulting from the repatriation of any of the functional currencies (Australian Dollar, Canadian Dollar or British Pound) into U.S. dollars or another functional currency and realized currency gains and losses on non-functional currencies are recognized for U.S. federal tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four fiscal years up to the period ended October 31, 2010 are subject to such review.

(i) Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Management Investment Services Limited (the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings, for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Fund’s Investment Manager informed the Fund that it paid $274,052 to the Investment Adviser during the year ended October 31, 2010. As compensation for its services under the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee paid by the Investment Manager based on average weekly Managed Assets of the Fund at the following annual rates: 0.17% of the Fund’s average weekly Managed Assets up to $200 million; 0.16% of Managed Assets between $200 million and $500 million; 0.15% of Managed Assets in excess of $500 million.

The Investment Manager had previously entered into an agreement with CIBC World Markets Inc., which served as a consultant to the Fund. This agreement was terminated on April 22, 2010. The Fund paid CIBC World Markets Inc. $2,500, for services rendered for the period November 1, 2009 through April 22, 2010.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser, and Sub-Adviser is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly. Through January 31, 2010, AAMI received a fee at an annual rate of 0.15% of the Fund’s average weekly Managed Assets up to $600 million and 0.125% of the Fund’s average weekly Managed Assets in excess of $600 million. Effective February 1, 2010 the annual fee rate became 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. In December 2009, the Board of Directors approved an amended Investor Relations Services Agreement, effective February 1, 2010, that included enhanced investor relations services for the Fund. During the year ended October 31, 2010, the Fund incurred fees of approximately $120,209. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Effective September 24, 2010, Computershare Trust Company, N.A. (“Computershare”) replaced the Bank of New York Mellon Corporation as the Transfer Agent.

3. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2010, were $79,697,185 and $64,394,687, respectively.

4. Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 was as follows:

	October 31, 2010	October 31, 2009
Distributions paid from:
Ordinary Income	$7,585,837	$8,284,246
Tax return of capital	–	6,016,114
Total tax character of distributions	$7,585,837	$14,300,360

As of October 31, 2010, the components of accumulated earning on a tax basis were as follows:

Undistributed ordinary income – net	$1,239,304
Undistributed long-term capital gains – net	–
Total undistributed earnings	1,239,304
Capital loss carryforward and other currency gains	(4,577,839)*
Unrealized appreciation/(depreciation) – net	15,657,423**
Total accumulated earnings/(losses) – net	$12,318,888

*	On October 31, 2010, the Fund had a net capital loss carryforward of $8,222,040 of which $1,442,629 expires in 2015, $2,330,488 expires in 2016, and $4,448,923 expires in 2017. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to: the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts, and other timing differences.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$144,325,949	$6,973,100	$1,763,258	$5,209,842

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,432,103 has been reclassified between accumulated net realized losses on investment transactions and distributions in excess of net investment income, as a result of permanent differences primarily attributable to foreign currency transactions and the sale of stock of passive foreign investment companies. These reclassifications have no effect on net assets or net asset values per share.

5. Common Stock

There are 300 million shares of $0.001 par value common stock authorized. At October 31, 2010, there were 9,044,194 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the fiscal year ended October 31, 2010 and fiscal year ended October 31, 2009, the Fund repurchased 0 and 31,000 shares, respectively, through this program. The weighted average discount on shares repurchased by the Fund was 21.2% during the fiscal year ended October 31, 2009.

6. Revolving Credit Facility

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for another 364 day term on March 4, 2010, and included an increase the facility from US$30,000,000 to US$40,000,000. The outstanding balance on the loan as of October 31, 2010 was US$40,000,000. For the year ended October 31, 2010, the average interest rate on the loan facility was 1.80% and the average balance of the revolving credit loan facility was $35.7 million. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the line of credit may be invested at higher rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Over the past twelve months, the impact of Leverage on the NAV attributable to shareholders was 3.6%. Both Currency movements and gross yield differential made a positive contribution to the Fund.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. The loan facility was renewed for another 364 day term on March 4, 2010. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the fiscal year ended October 31, 2010, the Fund incurred fees of approximately $55,052.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $90 million.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (concluded)

7. Portfolio Investment Risks

(a) Credit and Market Risk:

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

(b) Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

(c) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements other than the following disclosed subsequent event.

The Fund declared monthly distributions of 7.0 cents per share payable on December 10, 2010 and January 4, 2011 to shareholders of record as of November 30, 2010 and December 30, 2010, respectively.

10. Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Directors engaged KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, to replace PwC as the independent registered public accounting firm for the Fund.

The report of the financial statements for the Fund for the fiscal year ended October 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal year ended October 31, 2008 and through the date of the auditor change, there were no disagreements between the Fund and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwC’s reports on the financial statements of such period.

Aberdeen Global Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders of

Aberdeen Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Global Income Fund, Inc. (the “Fund”), as of October 31, 2010, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the years in the three-year period ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated December 23, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of the Aberdeen Global Income Fund, Inc. present fairly, in all material respects, the financial position of the Fund as of October 31, 2010, and the results of its operations and cash flows for the year then ended, and its changes in net assets, and the financial highlights for each of the years in the two year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2010

Aberdeen Global Income Fund, Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Global Income Fund, Inc. during the fiscal year ended October 31, 2010:

Common Shareholders

Payable Date	Return of Capital†	Foreign Taxes Paid†*	Foreign Source Income**
November 13 2009-October 15, 2010	0%	1.591%	58.97%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement, Investment Advisory Agreement, and Investment Sub-Advisory Agreement (FCO)

At an in-person meeting of the Board of Directors (the “Board”) of the Aberdeen Global Income Fund, Inc. (“Fund”) held in September, 2010, the Board of Directors, including all of the Directors who are not considered to be “interested persons” as such term is defined under the Investment Company Act of 1940, as amended, of the Fund (“Independent Directors”), considered and approved for an additional twelve-month term the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (“Investment Manager”), the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (“Investment Adviser”), and the investment sub-advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Investment Services Limited (the “Investment Sub-Adviser”)(collectively, “Agreements”). The Investment Adviser and Investment Sub-Adviser are affiliates of the Investment Manager. The Investment Manager, Investment Adviser, and Investment Sub-Adviser are sometimes each referred to as an “Adviser” and, collectively, as the “Advisers.”

The Independent Directors were advised by separate independent legal counsel throughout the process. In advance of the meeting, the Independent Directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. At the meeting, the Directors reviewed a report prepared by the Advisers in response to a request submitted by the Independent Directors’

independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee also had discussed, with representatives of management and separately in executive sessions with independent counsel at which no representatives of management were present, among other factors, the nature, extent and quality of the management, advisory and sub-advisory services provided to the Fund by the Advisers, the level of the management, advisory and sub-advisory fees, the costs of the services provided and the profits realized by the Advisers and their affiliates, the Fund’s expense ratio, Fund performance, the Fund’s and the Advisers’ compliance programs, any economies of scale with respect to the management of the Fund, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers.

In considering whether to approve the renewal of the Agreements, the Directors received a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information of a peer group of funds selected by an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Advisers under

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (continued)

their respective Agreements. The Board’s materials also contained information as to the profitability of the Advisers and their affiliates from their relationship with the Fund. The Committee and the Board of Directors, including the Independent Directors, also considered other matters such as (i) the Advisers’ financial results and financial condition, (ii) the Fund’s investment objective and strategies and the Advisers’ investment personnel and operations, (iii) the procedures employed to determine the value of the Fund’s assets, (iv) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, and (v) possible conflicts of interest. Throughout the process, the Directors were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Directors in connection with their consideration of the renewal of the Agreements, the Directors receive materials in advance of each regular quarterly meeting that provide information relating to the services provided by the Advisers. In this regard, the Board reviews reports of the Advisers which include, among other things, a portfolio review and Fund performance reports.

In approving (or, in the case of the Committee, recommending) the renewal of the Agreements, the Committee and the Board of Directors reached, among others, the following conclusions:

•

Nature, Extent and Quality of Services. The Committee and the Board were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee and the Board reviewed, among other things, the Advisers’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board (and the Committee) received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee and the Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Committee and the Board also considered the allocation of responsibilities among the Advisers. In addition, the Committee and the Board considered the financial condition of the Advisers and whether they had the financial wherewithal to provide a high level and quality of service to the Fund. The Committee and the Board also considered information received from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures, and also considered the Advisers’ risk management processes. The Committee and the Board also considered the Advisers’ brokerage polices and practices. Management also reported to the Committee and the Board on, among other things, its business plans and organizational changes. The Committee and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. The Committee and the Board determined that the advisory services provided were extensive in nature and of high quality.

•

Fees and Expenses. The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a peer group consisting of all closed-end funds included in the World Bond fund Morningstar category as compiled by Strategic Insight (“SI”), an independent third-party provider of mutual fund data (the “Peer Group”), including Aberdeen Asia-Pacific Income Fund, Inc., another U.S. registered closed-end fund managed by the Investment Manager and First Trust/Aberdeen Global Opportunity Income Fund, a U.S. registered closed-end fund sub-advised by Aberdeen Asset Management Inc., an affiliate of the Advisers and administrator to the Fund (“AAMI”). The SI data indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six-month period ended April 30, 2010, and which reflects both the advisory fee and the administration fee) was below the Peer Group’s median and average fee rates, respectively. The Committee and the Board noted that, among other information, the SI data also indicated that the Fund’s annualized expense ratio based on average managed assets, which includes the Fund’s assets attributable to its common stock plus borrowings for investment purposes, including leverage, for the six-month period ended April 30, 2010 was above the average and median expense ratios, respectively, of the Peer Group. The data also indicated that the Fund’s annualized expense ratio based on average net assets, excluding the principal amount of borrowings, for the six-month period ended April 30, 2010 was above the average and median expense ratios of its Peer Group. The Committee and the Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total Managed Assets, whether attributable to common stock, preferred stock or bank borrowings. The Committee and the

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (continued)

Board also considered that the compensation paid to the Investment Adviser and Investment Sub-Adviser is paid by the Investment Manager and not the Fund. The Committee and the Board also took into account the size of the Fund and its effect on the Fund’s expense ratio. The Committee and the Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses, as well as certain actions taken during the past year to reduce the Fund’s operating expenses. The Board noted that the expense information in the SI report did not fully reflect such potential cost savings. The Committee and the Board also received information from management regarding the fees charged by the Advisers to other U.S. and non-U.S. clients investing primarily in an asset class similar to that of the Fund, including two segregated accounts with a global mandate. The Board considered the fee comparisons in light of differences required to manage the different types of accounts. The Committee and the Board also noted that the SI report indicated that the Fund’s effective management fee rate was above the effective management fee rate paid by one Aberdeen-managed fund in its Peer Group, and below the effective management fee rate paid by another Aberdeen-managed fund in its Peer Group. The Committee and the Board concluded that the fee paid by the Fund was reasonable, given the differences in the funds’ sizes, investment objectives and restrictions, and diversification requirements.

•

Performance. The Committee and the Board received and reviewed, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The SI report indicated that the Fund ranked 5th out of 12 for the year-to-date period ended April 30, 2010, 7th out of 12 for the one- year period ended April 30, 2010, 8th out of 9 for the three-year period ended April 30, 2010 and 6th out of 6 for the five-year period ended April 30, 2010. The Committee and the Board also received performance information from management that compared the Fund’s total return to comparable non-U.S. investment companies selected by Lipper Inc., an independent third-party provider of investment company data.

The Committee and the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Committee and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of each of the funds in the Morningstar Group, other Aberdeen-managed funds and two segregated accounts with global bond mandates. The Committee and the Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Committee and the Board also reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The Committee and the Board also noted that the Fund outperformed its benchmark for the one-, three-, and five-year periods ended April 30, 2010. In considering the Fund’s performance relative to its Peer Group and other comparable funds, the Committee and the Board took into account the peer group in which the Fund was placed and the differences in investment strategies among the funds. Taking into account the investment style and processes of the Advisers, as well as the peer group in which the Fund was placed for comparative purposes, the Committee and the Board concluded that overall performance results were satisfactory and supported renewal of the Agreements.

•

Economies of Scale. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Advisers. This determination was based on factors including that the Fund’s management fee schedule provides breakpoints at certain asset levels, and that profitability of the Advisers was determined to be reasonable based upon the Board’s review of the Peer Group data and other information provided to the Committee and the Board.

•

Profitability; Ancillary Benefits. The Committee and the Board considered information indicating the costs and profitability of the Advisers and their affiliates in providing services to the Fund, as well as any ancillary benefits. In addition, the Committee and the Board received information with respect to management’s allocation methodologies used in preparing this profitability data. The Board noted that AAMI, an affiliate of the Advisers, provides administrative and investor relations services to the Fund, for which it receives fees. The Committee and the Board determined that in light of the nature, extent and quality of services provided to the Fund, the profitability of the Advisers and its affiliates from their relationship with the Fund was reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable.

In considering the Agreements, the Committee and the Board considered a variety of factors, including those factors discussed above. The Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

light of the Fund’s surrounding circumstances, and each Director may have attributed different weight to the various factors. Based on their deliberations and their evaluation of the information provided to them, the Committee and the Board, including a majority of the

Independent Directors, concluded that approval of the renewal of the Agreements was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, approved the renewal of the Agreements.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager, Investment Adviser or Investment Sub-Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 55	Class III Director; Vice President	Term as Director expires 2013; Director since 2001	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager, Investment Adviser and Investment Sub-Adviser, since 1983. He was President of the Fund, of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator.	28	None

Independent Directors

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 59	Chairman of the Board; Class I Director	Term expires 2011; Director since 2005	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Trustees of the Aberdeen Funds. He also previously served as a director of Regent-GM Ltd. (pharmaceutical manufacturing.	29	None

Neville J. Miles 5 Bennett Place Surry Hills NSW 2010 Australia Age: 63	Class III Director	Term expires 2013; Director since 1999	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	3	None

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 61	Class II Director	Term expires 2012; Director since 1992	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1996 to 2004.	3	None

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Peter D. Sacks c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 64	Class II Director	Term expires 2012; Director since 1992	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	29	None

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Age: 67	Class I Director	Term expires 2011; Director since 1992	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director of Macquarie AIR-serv Holding, Inc. (Automotive Services) since 2006, Director of Smarte Carte, Inc. (Airport Services) from 2007 until 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	29	None

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. and the Aberdeen Funds have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager, Investment Adviser and Investment Sub-Adviser. Mr. Gilbert serves as Vice President with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund.

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

William Baltrus** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 43	Vice President	Since 2008	Currently, Head of Investor Services for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 36	Vice President	Since 2009	Currently, Head of Product and Vice President of Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Kevin Daly Aberdeen Asset Management Investment Services Limited Bow Bells House, 1 Bread Street London United Kingdom Age: 49	Vice President	Since 2008	Currently, Portfolio Manager on Emerging Markets Fixed Income Team (since 2007); previously, Credit Market Analyst for Standard & Poor’s London (1997-2007).

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Stuart Gray*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 43	Vice President	Since 2009	Currently, Portfolio Manager Fixed Income for Aberdeen Asset Management Limited. Mr. Gray joined Aberdeen Asset Management Limited with the Deutsche Asset Management acquisition in 2007. Mr. Gray was formerly a Portfolio Manager with Deutsche Asset Management from 2000 until the acquisition.

Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 33	Assistant Treasurer	Since 2009	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Greenstein joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Paul Griffiths*** Aberdeen Asset Management Investment Services Limited Bow Bells House, 1 Bread Street London United Kingdom Age 43	Vice President	Since 2010	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC. Mr. Griffiths joined Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was formerly Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 34	Assistant Treasurer	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 36	Vice President, Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 41	Treasurer	Since 2009	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Anthony Michael*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 47	Vice President	Since 2008	Currently, Head of Fixed Income – Asia for Aberdeen Asset Management Asia Limited. Mr. Michael joined Aberdeen through the acquisition of Deutsche Asset Management’s Australian Fixed Income business in June 2007. Previously, Mr. Michael was Director and Senior Portfolio Manager at Deutsche (2002-2007).

John Murphy Aberdeen Asset Management PLC Bow Bells House, 1 Bread Street London United Kingdom Age: 47	Vice President	Since 2008	Currently, Portfolio Manager of Aberdeen Asset Management PLC since December 2005. Prior to that, Mr. Murphy was a Portfolio Manager at Deutsche Asset Management (1984-2005).

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Jennifer Nichols*** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 32	Vice President, Chief Compliance Officer	Since 2008	Currently, Vice President and Head of Legal – US for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Christian Pittard** Aberdeen Asset Management Investment Services Limited Bow Bells House, 1 Bread Street London United Kingdom Age: 37	President	Since 2009	Currently Group Development Director, Collective Funds for Aberdeen Asset Investment Services Limited. Previously Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager Investment Adviser and Investment Sub-Adviser) (from 2000 to May 2005).

Victor Rodriguez*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 39	Vice President	Since 2009	Currently, Head of Fixed Income – Australia for Aberdeen Asset Management Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited following the acquisition of Credit Suisse Asset Management (Australia) Limited. Mr. Rodriguez was formerly a member of the fixed income team at Credit Suisse Asset Management since 1995.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 39	Assistant Secretary	Since 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 49	Vice President	Since 2008	Currently, Head of Product Development for Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on June 9, 2009.
**	Messrs. Baltrus, Goodson, Keener, Pittard and Sullivan and Mses. Greenstein, Kennedy, Melia, Nichols and Sitar hold the same position with Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund. Messrs. Baltrus, Goodson, Pittard and Sullivan and Mses. Kennedy, Melia, Nichols and Sitar hold officer positions with Aberdeen Funds, Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Messrs. Gray, Griffiths, Michael and Rodriguez hold the same position with Aberdeen Asia-Pacific Income Fund, Inc. which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Megan Kennedy, Vice President and Secretary

Jen Nichols, Chief Compliance Officer and Vice President-Compliance

Andrea Melia, Treasurer and Principal Accounting Officer

Lucia Sitar, Vice President and Assistant Secretary

William Baltrus, Vice President

Kevin Daly, Vice President

Martin Gilbert, Vice President

Alan Goodson, Vice President

Stuart Gray, Vice President

Paul Griffiths, Vice President

Anthony Michael, Vice President

John Murphy, Vice President

Victor Rodriguez, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Assistant Treasurer

Matthew Keener, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE Amex Equities Exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2   –  Code of Ethics.

As of October 31, 2010, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. During the period covered by this report, there were no material changes to the Code of Ethics. During the period covered by this report, there were no waivers to the provisions of the Code of Ethics. A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3   –  Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that each of the following members of its Audit Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: Neville J. Miles, John T. Sheehy and Peter D. Sacks. Mr. Miles, Mr. Sheehy and Mr. Sacks are all considered by the Board to be “Independent Directors,” as that term is defined in Item 3 of Form N-CSR.

Item 4   –  Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2010	$80,500	Nil	$6,000	Nil
October 31, 2009	$77,500	Nil	$6,000	Nil

1 The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1) The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser or Sub-Adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the Independent Standards Board (“ISB”) Standard No. 1. The Audit Committee Charter also provides that the Audit Committee shall review in advance, and consider approval of, any and all proposals by Management or the Investment Manager that the Registrant, Investment Manager or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal year ended October 31, 2010, KPMG billed $2,500 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

For the fiscal year ended October 31, 2009, KPMG billed $20,000 for tax consulting and tax compliance services to the Registrant’s Investment Manager and Investment Adviser.

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2010, the audit committee members were:

Neville J. Miles

John T. Sheehy

Peter D. Sacks

(b)	Not applicable.

Item 6 –  Investments.

(a)	Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

  Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Investment Manager's and Investment Adviser's proxy voting policies and material amendments thereto. The Registrant's Board of Directors most recently ratified the proxy voting policies of the Investment

  Manager and Investment Adviser in March 2006.

  The proxy voting policies of the Registrant are referenced in Exhibit A and Investment Manager and Investment Adviser are

  referenced in Exhibit B.

Item 8 -   Portfolio Managers of Closed-End Management Investment Companies.

 (a)(1) The information in that table below is as of October 31, 2010.

Individual & Position	Services Rendered	Past business Experience
John Murphy (Commenced 2005) Portfolio Manager	Responsible for portfolio management.	Currently is a portfolio manager of the fixed income-EMEA team and member of the interest rates team. Joined Aberdeen with the acquisition of Deutsche Asset Management fixed income business in 2005.
Anthony Michael BECon, MSc in Economica MComm in Applied Finance Grad Diploma in Securities Studies (Commenced June 2007) Director, Asian Fixed Income	Responsible for management and investment performance of Aberdeen's Non-Japan Asia fixed income and capital market products.

Appointed the Head of Asian Fixed Income in June 2007 when Aberdeen acquired Deutsche Australia Limited. Prior to the acquisition was director/senior portfolio manager with Deutsche Australia Limited since 2002.

Victor Rodriguez BEcon, CPA, Grad Diploma in Applied Finance and Investment (Commenced May 2009) Head of Fixed Income- Australia	Responsible for Australia fixed income.	Currently, Head of Fixed Income on the Australian fixed income team. Joined Aberdeen in 2009 following the acquisition of Credit Suisse Asset Management (Australia) Limited. Joined Credit Suisse Asset Management in 1995 as a member of the fixed income team and became a senior member of the team, specializing in credit strategies.
Stuart Gray BS Business (Finance and Economics), Graduate Diploma in Applied Finance and Investment (Commenced June 2007) Portfolio Manager	Responsible for portfolio management.	Currently, a portfolio manager on the Australian fixed income team. Joined Aberdeen in 2007, following the acquisition of Deutsche Asset Management (Australia) Limited. Joined Deutsche in September 2000 as a member of the fixed income team and was a senior manager specializing in credit analysis.
Kevin Daly BA English Lit (Commenced 2007) Portfolio Manager	Responsible for portfolio management.	Currently a member of the emerging markets team. Joined Aberdeen in April of 2007, following ten years working as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings at Standard & Poor’s in London and Singapore.

(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
John Murphy	18	$3,613.96	84	$15,223.47	226	$52,937.58
Anthony Michael	4	$3,254.56	35	$5,461.78	115	$21,789.71
Victor Rodrigues	4	$3,254.56	35	$5,461.78	115	$21,789.71
Stuart Gray	4	$3,254.56	35	$5,461.78	115	$21,789.71
Kevin Daly	18	$3,613.96	84	$15,223.47	226	$52,937.58

Total assets are as of October 31, 2010 and have been translated to U.S. dollars at a rate of
£1.00 = $1.5988.

There are 9 accounts (with assets under management totaling approximately $1,369.01 million) managed by John Murphy and Kevin Daly with respect to which part of the advisory fee is based on the performance of the account. The investment strategies of these 9 accounts are significantly different from those of the Registrant, so the performance fee should not create any conflict between that of the Portfolio Manager (and consequently, the Investment Manager and the Investment Adviser) and the interest of the Registrant.

(3) The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC or its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of October 31, 2010.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of the portfolio management teams bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. Each fund’s performance is judged against the benchmark as listed below over a broad time frame invested to capture relevant performance.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

(4)(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2010
John Murphy	$0
Anthony Michael	$0
Victor Rodriguez	$0
Stuart Gray	$0
Kevin Daly	$0

(b) Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. REGISTRANT PURCHASES OF EQUITY SECURITIES
	Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
	November 1, 2009 through, November 30, 2009	0	0	0	901,098
	December 1, 2009 through December 31, 2009	0	0	0	901,695
	January 1, 2010 through January 31, 2010	0	0	0	902,275
	February 1, 2010 through February 29, 2010	0	0	0	902,275
	March 1, 2010 through March 31, 2010	0	0	0	902,867
	April 1, 2010 through April 30, 2010	0	0	0	902,867
	May 1, 2010 through May 31, 2010	0	0	0	902,867
	June 1, 2010 through June 30, 2010	0	0	0	903,271
	July 1, 2010 through July 31, 2010	0	0	0	903,855
	August 1, 2010 through August 31, 2010	0	0	0	904,419
	September 1, 2010 through September 30, 2010	0	0	0	904,419
	October 1, 2010 through October 31, 2010	0	0	0	904,419
	Total	0	0	0	-

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Fund’s Board of Directors on December 12, 2007. Under the terms of the current program the Registrant is permitted to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2010, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)	It is the conclusion of the Registrant's principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Global Income Fund, Inc.

Date: January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Global Income Fund, Inc.

Date: January 7, 2011

By:	/s/ Andrea Melia
Andrea Melia,
Treasurer of
Aberdeen Global Income Fund, Inc.

Date: January 7, 2011

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Proxy Voting Policies

B – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications